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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) - May 4, 2007

                       COMMISSION FILE NUMBER: 000-254888

                           RG GLOBAL LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

              CALIFORNIA                                 33-0230641
      (State or jurisdiction of              (IRS Employer Identification No.)
    incorporation or organization)

                             30021 TOMAS, SUITE 200
                    RANCHO SANTA MARGARITA, CALIFORNIA 92688
          (Address of principal executive offices, including zip code)

                                 (949) 888-9500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           RG GLOBAL LIFESTYLES, INC.

On May 9, 2007, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Initial Report"), on which the Company reported the dismissal of its principal independent accountant and engagement of new principal independent accountant under Item 4.01. The Company hereby amends the Initial Report in order to clarify certain language as required by Item 4.01 of Form 8-K.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) DISMISSAL OF DE JOYA GRIFFITH & CO.

On May 4, 2007, the Company dismissed De Joya Griffith & Co. (the "Former Accountant") as the principal independent accountant for the Company.

The Former Accountant had never issued any reports on the financial statements of the Company, and therefore had never issued an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years and all subsequent interim periods.

During the Company's two most recent fiscal years, there were no reportable events as the term described in Item 304 of Regulation S-B.

During the Company's two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.2 to this Form 8-K

(b)    ENGAGEMENT OF MCKENNON, WILSON & MORGAN LLP

On May 4, 2007, the Company engaged McKennon, Wilson & Morgan LLP (the "New Accountant"), as its independent certified public accountant. The Company's decision to engaged the New Accountant was approved by the board of directors, which serves the same functions as the Audit Committee, on May 4, 2007.

The Company did not consult with the New Accountant regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.


ITEM 9.01  EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------------       ------------------

16.2                Letter from De Joya Griffith & Co. dated May 4, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


Date: May 10, 2007                       RG GLOBAL LIFESTYLES, INC.


                                         By:  /s/ Grant King
                                              -------------------------------
                                              Grant King
                                              Chief Executive Officer